SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


                                       FH


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        31,784,739.94    5.168091%       497,419.93    136,888.68      634,308.61       0.00       0.00
                        2A1       102,619,531.88    5.387441%     1,818,164.67    460,713.86    2,278,878.53       0.00       0.00
Residual                2AR                 0.00    5.387441%             0.00          0.00            0.00       0.00       0.00
                        3A1        35,863,812.48    5.496246%       564,996.41    164,263.63      729,260.04       0.00       0.00
                        4A1       100,201,078.73    5.554045%       205,627.64    463,767.79      669,395.42       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,506,471.79    5.435972%         1,207.30     24,944.19       26,151.49       0.00       0.00
                        B2          2,359,345.95    5.435972%           517.29     10,687.78       11,205.07       0.00       0.00
                        B3          1,415,807.25    5.435972%           310.42      6,413.57        6,723.99       0.00       0.00
                        B4          1,101,294.36    5.435972%           241.46      4,988.84        5,230.30       0.00       0.00
                        B5            786,781.46    5.435972%           172.50      3,564.10        3,736.60       0.00       0.00
                        B6            629,308.97    5.435972%           137.98      2,850.75        2,988.73       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        282,268,172.81     -            3,088,795.61  1,279,083.19    4,367,878.80     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        31,287,320.01              0.00
                                2A1       100,801,367.20              0.00
Residual                        2AR                 0.00              0.00
                                3A1        35,298,816.06              0.00
                                4A1        99,995,451.10              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,505,264.49              0.00
                                B2          2,358,828.65              0.00
                                B3          1,415,496.83              0.00
                                B4          1,101,052.90              0.00
                                B5            786,608.96              0.00
                                B6            629,170.99              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        279,179,377.20     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    31,784,739.94     5.168091% 32051GQK4    13.597024      3.741866    855.242053
                           2A1   102,619,531.88     5.387441% 32051GQL2    15.609645      3.955406    865.418642
Residual                   2AR             0.00     5.387441% 32051GQM0     0.000000      0.000000      0.000000
                           3A1    35,863,812.48     5.496246% 32051GQN8    14.306966      4.159521    893.844574
                           4A1   100,201,078.73     5.554045% 32051GQP3     1.856800      4.187784    902.950535
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,506,471.79     5.435972% 32051GQQ1     0.218913      4.522972    998.234721
                           B2      2,359,345.95     5.435972% 32051GQR9     0.218913      4.522972    998.234725
                           B3      1,415,807.25     5.435972% 32051GQS7     0.218913      4.522972    998.234721
                           B4      1,101,294.36     5.435972% 32051GQT5     0.218913      4.522972    998.234725
                           B5        786,781.46     5.435972% 32051GQU2     0.218913      4.522972    998.234719
                           B6        629,308.97     5.435972% 32051GQV0     0.218913      4.522972    998.234730
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     282,268,172.81       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        32,711,208.38   105,330,114.43    36,834,894.60
Loan count                     57              199               64
Avg loan rate           5.418091%        5.637441%        5.746246%
Prepay amount          492,182.48     1,792,982.80       555,732.88

                                           Total
                                           -----
Prin balance       104,303,158.77   279,179,376.18
Loan count                    174              494
Avg loan rate           5.804045%             5.69
Prepay amount          186,003.18     3,026,901.34

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         6,752.47        21,787.04         7,604.73
Sub servicer fees            0.00             0.00             0.00
Trustee fees               166.04           535.75           187.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                                           Total
                                           -----
Master serv fees        21,250.29        57,394.53
Sub servicer fees            0.00             0.00
Trustee fees               522.55         1,411.34


Agg advances                  N/A              N/A
Adv this period          3,400.66         3,400.66

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.820807%           100.000000%            270,469,163.03
   -----------------------------------------------------------------------------
   Junior            4.179193%             0.000000%             11,796,422.83
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 2,252,168.93
60 to 89 days                           1                   410,000.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 5                 2,662,168.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,367,878.80          4,367,878.80
Principal remittance amount            3,088,795.61          3,088,795.61
Interest remittance amount             1,279,083.19          1,279,083.19